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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            ------------------------

                                    FORM 8-K

                                 Current Report

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

                                 August 7, 2003
                Date of Report (Date of earliest event reported)


                              ENERGY PARTNERS, LTD.
             (Exact name of registrant as specified in its charter)

            Delaware                    001-16179             72-1409562
(State or other jurisdiction of  (Commission file number)  (I.R.S. Employer
 incorporation or organization)                           Identification No.)

                       201 St. Charles Avenue, Suite 3400
                          New Orleans, Louisiana 70170
                    (Address of principal executive offices)

                                 (504) 569-1875
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)



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Item 5.  Other Events.

     On August 7, 2003, Evercore Capital Partners, L.P. and certain of its affiliates agreed to sell the 2,500,000 shares of our common stock registered for sale under the registration statement on Form S-3 (No. 333-106809) we filed with the Securities and Exchange Commission on July 3, 2003, which was declared effective on July 11, 2003. We are filing as an exhibit to this Current Report on Form 8-K the underwriting agreement related to the foregoing transaction, which document is listed on the exhibit list under Item 7 of this Form 8-K.

Item 7.  Financial Statements and Exhibits.

     (c) Exhibits. The following exhibit is filed herewith:


            Exhibit No.   Description
            -----------   ---------------------------------------------------

            1.1 Underwriting Agreement, dated as of August 7, 2003, among the Company, the Selling Stockholders and the Underwriter (capitalized terms as defined therein).


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   August 8, 2003

                                   ENERGY PARTNERS, LTD.


                                   By:    /s/ John H. Peper
                                          --------------------------------------
                                          Name:    John H. Peper
                                          Title:   Executive Vice President,
                                                   General Counsel and
                                                   Corporate Secretary